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                                                                    EXHIBIT 10.3


                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of June 30, 2000, is made by and among Prison Realty Trust, Inc., a Maryland corporation formerly known as Prison Realty Corporation ("Prison Realty"); and Baron Asset Fund, a Massachusetts business trust ("Baron Asset Fund"), and all series thereof, on behalf of itself and one or more mutual funds managed by it, or its affiliates (collectively, "Baron"). (Baron is sometimes referred to herein as the "Seller").

                                   WITNESSETH:

         WHEREAS, Baron owns 1,749,532 shares of the common stock of Corrections Corporation of America, a Tennessee corporation ("CCA"), $0.01 par value per share (the "CCA Common Stock"), representing approximately 16.0% of CCA's issued and outstanding capital stock on a fully-diluted basis (the "Shares");

         WHEREAS, pursuant to the terms of CCA's charter, CCA shall not be merged with or sold to another entity without the prior consent of the holders of 80.0% of CCA's capital stock;

         WHEREAS, pursuant to the terms of that certain letter agreement dated December 30, 1998 (the "Letter Agreement"), CCA agreed that it would not merge with or be sold to another entity without the prior consent of Baron (the "Baron Veto Right");

         WHEREAS, in connection with the restructuring of Prison Realty (the "Restructuring"), Prison Realty, CCA Acquisition Sub, Inc., a Tennessee corporation and wholly-owned subsidiary of Prison Realty ("CCA Acquisition Sub"), and CCA have entered into, or will contemporaneously herewith enter into, an Agreement and Plan of Merger (the "Merger Agreement"), to effect the merger of CCA with and into CCA Acquisition Sub (the "Merger");

         WHEREAS, immediately prior to the consummation of the Merger, Prison Realty desires to purchase, and Baron desires to sell, all of the Shares for the non-cash consideration comprised of securities of Prison Realty as set forth herein;

         WHEREAS, in consideration for obtaining the consent of Baron pursuant to the Baron Veto Right, Prison Realty also desires to issue Baron certain securities of Prison Realty as set forth herein;

         WHEREAS, Prison Realty and Baron are entering into this Agreement to provide for the purchase and sale of the Shares and to establish various rights and obligations in connection therewith and in connection with such other transactions contemplated hereby; and

         WHEREAS, the Restructuring, including the Merger and the transactions contemplated by this Agreement, are intended to serve as an alternative to agreements previously entered into by the parties hereto with respect to a restructuring of Prison Realty, including, but not limited to, (i) the Agreement and Plan of Merger dated December 26, 1999, by and among, Prison Realty and certain of its wholly-owned subsidiaries, including CCA Acquisition Sub, and CCA, Prison Management

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Services, Inc. ("PMSI"), and Juvenile and Jail Facility Management Services,
Inc. ("JJFMSI") (Prison Realty, CCA, PMSI and JJFMSI known collectively, as the "Companies"), (ii) those certain Securities Purchase Agreements dated December 26, 1999 and April 5, 2000 (as executed on April 16, 2000), respectively, by and among the Companies, on the one hand, and affiliates of the Fortress Investment Group LLC and The Blackstone Group, LLC and Pacific Life Insurance Company, on the other hand, respectively, and (iii) that certain Stock Purchase Agreement dated December 21, 1999 by and among Prison Realty, CCA, Baron and Sodexho Alliance, S.A., a French societe anonyme ("Sodexho").

         NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, conditions, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.       PURCHASE AND SALE OF THE SHARES AND CONSIDERATION FOR BARON CONSENT.

         1.1 PURCHASE AND SALE OF SHARES. Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties set forth herein, Baron agrees to sell to Prison Realty, and Prison Realty agrees to purchase from Baron, all of the Shares, totaling 1,749,532 shares of CCA Common Stock, for the purchase prices and consideration set forth in Section 1.2 hereof.

         1.2 PURCHASE PRICE AND CONSIDERATION FOR THE SHARES. Subject to the terms and conditions set forth in this Agreement, in consideration for the sale and delivery of the Shares by Baron, Prison Realty will issue and deliver to Baron at the Closing, as defined herein, shares of its voting common stock, $0.01 par value per share ("Prison Realty Common Stock") with an aggregate value of eight million dollars U.S. ($8,000,000), as calculated below (the Prison Realty Common Stock to be issued and delivered to Baron as consideration for the Shares known as the "Purchase Price").

         The number of shares of Prison Realty Common Stock to be issued and delivered to Baron as the Purchase Price shall be determined by dividing $8,000,000 by the lesser of (i) $3.4375, the closing price of shares of Prison Realty Common Stock on the New York Stock Exchange (the "NYSE") on Friday, June 23, 2000, (ii) the average closing price of Prison Realty Common Stock on the NYSE over the five trading days ending two trading days prior to the closing of the Merger, (iii) the conversion price of any of Prison Realty's secured or unsecured indebtedness existing prior to the Merger, and (iv) the exercise price of any equity securities issued by Prison Realty prior to the Merger in satisfaction of its existing contractual obligations.

         1.3      CONSIDERATION FOR BARON CONSENT.

         (a) Subject to the terms and conditions set forth in this Agreement, and except as otherwise provided in Section 1.3(b) of this Agreement, in consideration for Baron's consent to the Merger pursuant to the Baron Veto Right, Prison Realty will issue and deliver to Baron at the


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Closing, as defined herein, (i) warrants to purchase shares of Prison Realty
Common Stock having an aggregate value of two million dollars U.S. ($2,000,000), as calculated below, with an exercise price equal to $0.01 per share and pursuant to the form of warrant agreement attached hereto as Exhibit A (the "Baron Series A Warrants"), and (ii) warrants to purchase shares of Prison Realty Common Stock having an aggregate value of one million dollars U.S. ($1,000,000), as calculated below, at an exercise price equal to the lesser of
(a) $3.4375, the closing price of shares of Prison Realty Common Stock on the NYSE on Friday, June 23, 2000, (b) the average closing price of Prison Realty Common Stock on the NYSE over the five trading days ending two trading days prior to the closing of the Merger, (c) the conversion price of any of Prison Realty's secured or unsecured indebtedness existing prior to the Merger, and (d) the exercise price of any equity securities issued by Prison Realty prior to the Merger in satisfaction of its existing contractual obligations, and pursuant to the form of warrant agreement attached hereto as Exhibit B (the "Baron Series B Warrants," and together with the Baron Series A Warrants, the "Baron Warrants" or the "Warrants"). As set forth in Exhibits A and B, respectively, the Warrants shall be exercisable for a period of five years commencing on the date of issuance of the Warrants hereunder.

         The number of shares of Prison Realty Common Stock Baron shall receive as the result of its exercise of the Baron Series A Warrants shall be determined by dividing $2,000,000 by the lesser of (a) $3.4375, the closing price of shares of Prison Realty Common Stock on the NYSE on Friday, June 23, 2000, (b) the average closing price of Prison Realty Common Stock on the NYSE over the five trading days ending two trading days prior to the closing of the Merger, (c) the conversion price of Prison Realty's existing secured or unsecured indebtedness, as may be adjusted, and (d) the exercise price or conversion price of any equity securities issued by Prison Realty in satisfaction of its existing contractual obligations. The number of shares of Prison Realty Common Stock Baron shall receive as the result of its exercise of the Baron Series B Warrants shall be determined by dividing $1,000,000 by the lesser of (a) $3.4375, the closing price of shares of Prison Realty Common Stock on the NYSE on Friday, June 23, 2000, (b) the average closing price of Prison Realty Common Stock on the NYSE over the five trading days ending two trading days prior to the closing of the Merger, (c) the conversion price of any of Prison Realty's secured or unsecured indebtedness existing prior to the Merger, and (d) the exercise price of any equity securities issued by Prison Realty prior to the Merger in satisfaction of its existing contractual obligations. (The shares to be issued to Baron upon the exercise of the Warrants are known herein as the "Warrant Shares.")

         (b) Notwithstanding Section 1.3(a) of this Agreement, in the event that Prison Realty fails to comply with the provisions of Section 3.2(c) of this
Agreement: (i) the Series A Warrants shall thereafter constitute warrants to purchase shares of Prison Realty Common Stock having an aggregate value of five million dollars U.S. ($5,000,000), as calculated below, with an exercise price equal to $0.01 per share and pursuant to the form of warrant agreement attached hereto as Exhibit A; and (ii) the Series B Warrants shall be terminated. Any reference to the "Warrants" in this Agreement shall, upon the occurrence of the events set forth in this Section 1.3(b), shall be deemed to refer to the Series A Warrants, as modified by this Section 1.3(b).


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         Following the modification of the Series A Warrants set forth in this
Section 1.3(b), the number of shares of Prison Realty Common Stock Baron shall receive as the result of its exercise of the Baron Series A Warrants shall be determined by dividing $5,000,000 by the lesser of (a) $3.4375, the closing price of shares of Prison Realty Common Stock on the NYSE on Friday, June 23, 2000, (b) the average closing price of Prison Realty Common Stock on the NYSE over the five trading days ending two trading days prior to the closing of the Merger, (c) the conversion price of any of Prison Realty's secured or unsecured indebtedness existing prior to the Merger, and (d) the exercise price of any equity securities issued by Prison Realty prior to the Merger in satisfaction of its existing contractual obligations.

         1.4 MERGER VOTES. Subject to the terms and conditions set forth in this Agreement, in consideration for the purchase of the Shares by Prison Realty, and in consideration for the payment of additional consideration in connection with the Baron Veto Right, Baron hereby consents to the Merger in accordance with the Letter Agreement and further agrees to vote, or cause to be voted, all of the Shares in favor of the Merger and the related transactions to be approved by the shareholders of CCA in connection therewith and agrees to vote, or cause to be voted, any shares of Prison Realty stock owned by the Baron Asset Fund in favor of the actions recommended by the Board of Directors of Prison Realty for approval by Prison Realty's stockholders at a special meeting of the stockholders of Prison Realty to be held in connection with Restructuring.

         1.5 EFFECT ON CERTAIN EXISTING AGREEMENTS. Subject to the terms and conditions set forth herein, the parties hereto acknowledge and agree (and the parties have received a letter from CCA pursuant to which CCA acknowledges and agrees) that this agreement supercedes the Purchase-Related Agreements (as herein defined) with respect to the parties' rights, duties and obligations thereunder and the Purchase-Related Agreements shall each, at the time of the Closing and thereafter, be considered null and void and of no further force or effect with respect to the parties, and the rights and obligations contained in each such document shall no longer be binding upon the parties hereto. For purposes hereof, "Purchase-Related Agreements" means all agreements entered into by and among the parties hereto in connection with the purchase by Sodexho and Baron of the Shares from CCA, including without limitation (i) the Stock Purchase Agreement, dated December 28, 1998, by and among CCA, Sodexho and Baron, (ii) the Registration Rights Agreement, dated December 30, 1998, by and among CCA, Sodexho and Baron, (iii) the letter agreement, dated December 30, 1998, by and between CCA and Baron, (iv) the letter agreement, dated December 30, 1998, by and among CCA, Baron, and CCA Prison Realty Trust (a predecessor in interest to Prison Realty) ("Old Prison Realty"), (v) the letter agreement, dated December 30, 1998, by and among Old CCA (as hereinafter defined), Baron, Old Prison Realty, and Prison Realty, (vi) the Shareholders' Agreement, dated December 30, 1998, among Baron, Sodexho and CCA, and (vii) the Agreement in Principle, dated October 15, 1998, among Baron, Old Prison Realty, the former Corrections Corporation of America (a predecessor in interest to Prison Realty) ("Old CCA") and CCA.

         1.6 CLOSING. The closing of the purchase by Prison Realty of the Shares and the issuance by Prison Realty of additional consideration to Baron in connection with the Baron Veto Right (the


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"Closing") shall take place at a time to be mutually agreed upon by the parties, at the offices of Stokes & Bartholomew, P.A. in Nashville, Tennessee or at such other place as the parties shall mutually agree; provided, however, that the Closing shall take place prior to the closing of the Merger.

         At the Closing, Baron shall deliver to Prison Realty a certificate or certificates, registered in Baron's name, representing the Shares being acquired by Prison Realty pursuant to this Agreement, accompanied by a blank stock power relating thereto, against payment of the Purchase Price. At the Closing, Prison Realty shall deliver to Baron a certificate or certificates, registered in Baron's name, representing the shares of Prison Realty Common Stock being issued to Baron as the Purchase Price pursuant to the terms of this Agreement. At the Closing, Prison Realty shall also deliver to Baron the Warrants being issued to Baron in consideration for its consent to the Merger in connection with the Baron Veto Right.

         1.7 TERMINATION. This Agreement may be terminated by any of the parties hereto if the purchase and sale of the Shares shall not have been consummated on or before October 31, 2000, unless the failure to consummate the purchase and sale of the Shares is the result of a material breach of this Agreement by the party seeking to terminate this Agreement. Upon termination of this Agreement pursuant to this Section 1.7, this Agreement shall forthwith become void and shall have no effect, and the obligations of the parties hereto with respect to the matters set forth herein shall terminate.

2. REPRESENTATIONS AND WARRANTIES OF BARON. Baron hereby represents and warrants to Prison Realty as of the date hereof as follows:

         2.1 ORGANIZATION. Baron represents and warrants that it is a business trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts.

         2.2 DUE AUTHORIZATION. Baron has all right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Baron and the consummation by Baron of the transactions contemplated hereby have been duly authorized by all necessary action on behalf of Baron. This Agreement has been duly executed and delivered by Baron and constitutes a valid and binding agreement of Baron enforceable in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         2.3 OWNERSHIP OF SHARES. (i) Hare & Co. is the record owner, and Baron is the beneficial owner, of the number of Shares set forth in Section 1.1 hereof, free and clear of all liens, claims, charges, restrictions, security interests, equities, proxies, pledges or encumbrances of any kind; (ii) except for the Shares, Baron does not own any other capital stock, equity interest or debt


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instrument issued by CCA, nor do either of them own any right, option or warrant to acquire any of the foregoing; (iii) Baron has the full right, power, authority and capacity to sell and transfer the Shares owned by it; and (iv) by virtue of the transfer of the Shares owned by Baron to Prison Realty at the Closing, Prison Realty will obtain full title to such Shares, free and clear of all liens, claims, charges, restrictions, security interests, equities, proxies, pledges or encumbrances of any kind. As of the date of the Closing, Baron represents that it has no claims of any kind against Prison Realty or CCA, with respect to the Shares, or the sale thereof.

         2.4 CONFLICTING AGREEMENTS AND OTHER MATTERS. Neither the execution and delivery of this Agreement nor the performance by Baron of its obligations hereunder will conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, result in the creation of any mortgage, security interest, encumbrance, lien or charge of any kind upon any of the properties or assets of Baron pursuant to, or require any consent, approval or other action by or any notice to or filing with any court or administrative or governmental body pursuant to, the organizational documents or agreements of Baron or any agreement, instrument, order, judgment, decree, statute, law, rule or regulation by which Baron is bound.

         2.5 BROKERAGE. There are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement made by or on behalf of Baron.

         2.6 OFFERING OF SHARES. Neither Baron nor any Person, as defined hereafter, acting on the behalf of either of them has offered the Shares for sale to, solicited any offers to buy the Shares from or otherwise approached or negotiated with respect to the CCA Common Stock with any Person other than Prison Realty. Neither Baron nor any Person acting on the behalf of either of them has taken or will take any action (including, without limitation, any offering of any securities of CCA under circumstances which would require the integration of such offering with the offering of the Shares under the Securities Act of 1933, as amended (the "Act") and the rules and regulations of the U.S. Securities and Exchange Commission (the "Commission") thereunder) which might subject the sale of the Shares to the registration requirements of Section 5 of the Act.

         2.7 ACTIONS PENDING; COMPLIANCE WITH LAW. (a) There is no action, suit, investigation, proceeding, claim or penalty pending or, to the knowledge of Baron threatened by any public official or governmental authority or agency, against Baron or any of its respective properties or assets by or before any court, arbitrator or governmental body, department, commission, board, bureau, agency or instrumentality, which questions the validity of this Agreement or the Shares or any action taken or to be taken pursuant hereto or thereto or which is reasonably likely to result in any material adverse change in the business, prospects or financial condition of Baron, (b) Baron is not in default in any material respect with respect to any judgment, order, writ, injunction, decree or award; and (c) the business of Baron is in compliance with applicable Federal, state, local and foreign governmental laws and regulations, all to the extent necessary to avoid any material adverse effect on the business, properties or condition (financial or other) of Baron taken as a whole.


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3.       REPRESENTATIONS AND WARRANTIES OF PRISON REALTY. Prison Realty hereby represents and warrants to Baron as of the date hereof as follows:

         3.1 ORGANIZATION. Prison Realty is a corporation duly organized and existing in good standing under the laws of the State of Maryland and has the power to own its respective property and to carry on its respective business as now being conducted.

         3.2       DUE AUTHORIZATION.

                  (A) The execution and delivery of this Agreement by Prison Realty and compliance by Prison Realty with all the provisions of this Agreement (i) are within the corporate power and authority of Prison Realty; and
(ii) have been authorized by all requisite corporate proceedings on the part of Prison Realty. This Agreement has been duly executed and delivered by Prison Realty and constitutes the valid and binding agreement of Prison Realty enforceable in accordance with its terms, except that (a) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors rights, and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (B) The Prison Realty Common Stock and the Warrant Shares have been duly authorized by Prison Realty, and the Prison Realty Common Stock and Warrant Shares have been reserved for issuance and, when issued and delivered in accordance with this Agreement, will be validly issued, fully paid and nonassessable and listed for trading on the NYSE or such other exchange as Prison Realty Common Stock may be traded. There are no preemptive rights or other rights to subscribe for or purchase securities existing with respect to the issuance of the Prison Realty Common Stock by Prison Realty pursuant hereto.

                  (C) Prison Realty shall: (i) at the Closing, have filed with the Commission a registration statement which shall have been declared effective by the Commission with respect to the issuance of the Prison Realty Common Stock at Closing and the issuance of the Warrant Shares upon conversion of the Warrants; or, in the alternative, (ii) have filed, within 15 days following the Closing, a registration statement which is subsequently declared effective by the Commission within 60 days following the filing of such registration statement with the Commission, and thereafter maintain the effectiveness of such registration statement until the expiration of the Warrants, with respect to the resale of all or a portion of the Prison Realty Common Stock and the Warrant Shares by Baron.

         3.3 CONFLICTING AGREEMENTS AND CHARTER PROVISIONS. Neither the execution and delivery of this Agreement and the purchase of the Shares or the issuance and delivery of the Prison Realty Common Stock or Warrants as consideration therefore, nor fulfillment of nor compliance with the terms and provisions hereof or thereof, will conflict with or result in a breach of the terms, conditions or provisions of, or give rise to a right of termination under, or constitute a default under, or result in any violation of, the Charter or Bylaws of Prison Realty or any mortgage, agreement,


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security, instrument, order, judgment, decree, statute, law, rule or regulation to which Prison Realty or any of its property is subject.

         3.4 BROKERS OR FINDERS. No agent, broker, investment banker or other firm or Person, is or will be entitled to any broker's fee or any other commission or similar fee from Prison Realty in connection with any of the transactions contemplated by this Agreement. As used herein, "Person" shall mean any individual, partnership, joint venture, corporation, trust, unincorporated organization, government or department or agency of a government.

4. CONDITIONS TO THE OBLIGATIONS OF EACH OF PRISON REALTY AND BARON. The obligations of the parties to consummate the transactions contemplated hereunder shall be contingent upon the satisfaction of the conditions contained in this
Section 4. If any of these conditions is not satisfied, or waived by the appropriate party, no party hereto shall have any obligation to perform any of its obligations under this Agreement, and this Agreement shall be void and of no further force and effect.

         4.1 Those conditions precedent set forth in Sections 5.01, 5.02, and 5.03 of the Merger Agreement (with the exception of the condition in Section 5.02(f) related to the purchase of the Shares).

         4.2 The approval of the Merger and the transactions contemplated hereby by Lehman Commercial Paper Inc. ("Lehman"), the administrative agent of the Company's $1.0 billion senior secured credit facility, as required by the terms of the Amended and Restated Credit Agreement dated August 4, 1999 by and among the Company as Borrower, certain of its subsidiaries as Guarantors, those parties identified as the Lenders thereunder, Lehman as Administrative Agent, Societe Generale as Documentation Agent, The Bank of Nova Scotia as Syndication Agent, and Southtrust Bank (formerly known as Southtrust Bank, N.A.) as Co-Agent, as amended by the terms of the Waiver and Amendment, dated June 9, 2000.

5. CONDITIONS TO THE OBLIGATIONS OF PRISON REALTY. The obligation of Prison Realty to purchase the Shares and to issue the consideration for its consent to the Merger in connection with the Baron Veto Right at the Closing is, at its option, subject to the satisfaction, on or before such date, of the following conditions:

                  (A) The representations and warranties of Baron contained in Section 2 hereof shall be true and correct on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of such date, and Baron shall have certified to such effect to Prison Realty in writing.

                  (B) Baron shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the date of the Closing, and Baron shall have certified to such effect to Prison Realty in writing.


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                  (C)      All corporate and other proceedings to be taken by
Baron in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to Prison Realty and its counsel, and Prison Realty and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                  (D) Pursuant to Section 1.4 herein, Baron shall have voted, or caused to be voted, all of the Shares in favor of the Merger and the related transactions to be approved by the stockholders of CCA in connection therewith and shall have voted, or caused to be voted, any shares of Prison Realty stock owned by it in favor of the matters necessary to complete the Restructuring to be approved by the stockholders of Prison Realty in connection therewith.

6. CONDITIONS TO THE OBLIGATIONS OF BARON. The obligation of Baron to sell the Shares being purchased by Prison Realty at the Closing is subject to the satisfaction, on or before such dates, of the following conditions:

                  (A)      The representations and warranties contained in
Section 3 hereof shall be true and correct on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of such date.

                  (B) Prison Realty shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it prior to or on the date of the Closing.

                  (C) All corporate and other proceedings to be taken by Prison Realty in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to Baron and its counsel, and Baron and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                  (D) The shares of Prison Realty Common Stock to be issued as consideration for the purchase of the Shares and the Warrant Shares shall have been approved for listing on the NYSE, subject to official notice of issuance, if applicable.

7.       MISCELLANEOUS.

         7.1 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Tennessee without giving effect to conflicts of law principles thereof.

         7.2 JURISDICTION; FORUM; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. With respect to any suit, action or proceeding ("Proceeding") arising out of or relating to this Agreement each of Prison Realty and Baron hereby irrevocably:


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                  (A)      submit to the exclusive jurisdiction of the United
States District Court for the Middle District of Tennessee or any state court located in the State of Tennessee, County of Davidson (the "Selected Courts") and waive any objection to venue being laid in the Selected Courts whether based on the grounds of FORUM NON CONVENIENS or otherwise;

                  (B) consent to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to any party hereto at their respective addresses referred to in Section 8.5 hereof; provided, however, that nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law; and

                  (C) waive, to the fullest extent permitted by law, any right they may have to a trial by jury in any Proceeding.

         7.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors by operation of law and permitted assigns of the parties hereto. No assignment of this Agreement may be made by any party at any time, whether or not by operation of law, without the other parties' prior written consent.

         7.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement together with the Exhibits attached hereto constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by all parties hereto.

         7.5 NOTICES, ETC. All notices and other communications provided for or permitted hereunder shall be made in writing and delivered by hand delivery, facsimile, or any courier guaranteeing overnight delivery to the addresses and/or facsimile numbers listed below. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is confirmed, if delivered by facsimile; and on the next business day, if timely delivered to a courier guaranteeing overnight delivery.

         if to Prison Realty:

         Prison Realty Trust, Inc.
         10 Burton Hills Boulevard, Suite 100
         Nashville, TN 37215
         Attention: Thomas W. Beasley, Chairman of the Board of Directors


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         with a copy to:

         Stokes & Bartholomew, P.A.
         424 Church St., Suite 2800
         Nashville, TN 37219
         Attention: Elizabeth E. Moore, Esq.

         if to Baron:

         Baron Capital Group, Inc.
         767 Fifth Avenue, 49th Floor
         New York, NY 10153
         Attention: Linda Martinson, Esq.

or to such other address as any party may, from time to time, designate in a written notice given in a like manner.

         7.6 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any such party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party shall be cumulative and not alternative.

         7.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by only one of the parties hereto, each of which shall be enforceable against the party actually executing such counterpart, and all of which together shall constitute one instrument.

         7.8 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provisions; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

         7.9 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The terms "affiliate" and "associate" shall have the meanings ascribed to them in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         7.10 FURTHER ACTIONS; REASONABLE EFFORTS. Upon the terms and subject to the conditions hereof, each of the parties agrees to use its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including without limitation (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from governmental or regulatory entities and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals or waivers from third parties,
(iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity or any restraint vacated or reversed, and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of this Agreement.

         7.11 ENFORCEMENT OF AGREEMENT. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any of the Selected Courts, this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto.

         7.12 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. (a) All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the purchase, sale and delivery of the Shares and the issuance and delivery of the Warrants and the Warrant Shares, regardless of any investigation made by or on behalf of any party; (b) Baron hereby covenants and agrees with Prison Realty that, regardless of any investigation made at any time by or on behalf of Prison Realty or any information Prison Realty may have and, regardless of the Closings hereunder, Baron shall indemnify Prison Realty and its respective directors, officers, employees and affiliates, and each of its successors and assigns, and hold it and them harmless from, against and in respect of any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses (including interest which may be imposed in connection therewith, court costs and reasonable fees and disbursements of counsel) incurred by any of them resulting from any misrepresentation, breach of warranty or nonfulfillment of any agreement, covenant or obligation made by Baron in this Agreement (including without limitation any certificate, document or instrument delivered in connection herewith); and (c) Prison Realty hereby covenants and agrees with Baron that, regardless of any investigation made at any time by or on behalf of Baron or any information Baron may have and, regardless of the Closing hereunder, Prison Realty shall indemnify Baron and its respective directors, officers, employees and affiliates, and each of its successors and assigns, and hold it and them harmless from, against and in respect of any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses (including interest which may be imposed in connection therewith, court costs and reasonable fees and disbursements of counsel) incurred by any of them resulting from any misrepresentation, breach of warranty or nonfulfillment of any agreement, covenant or obligation made by Prison Realty in this Agreement (including without limitation any certificate, document or instrument delivered in connection herewith)

         7.13 EXPENSES. Except as otherwise provided in this Agreement, or in any other agreement referred to in this Agreement, each of the parties shall be responsible for their own expenses relating to the transactions contemplated hereby.

         IN WITNESS WHEREOF, Prison Realty and Baron have caused this Agreement to be duly executed and delivered, all as of the day and year first above written.

                                    PRISON REALTY:

                                    PRISON REALTY TRUST, INC.
                                    A MARYLAND CORPORATION


                                    By: /s/ Thomas W. Beasley
                                        --------------------------------------
                                    Its: Chairman of the Board of Directors
                                        --------------------------------------

                                    BARON:

                                    BARON ASSET FUND, A MASSACHUSETTS BUSINESS
                                    TRUST, AND ALL SERIES THEREOF


                                    By: /s/ Ronald Baron
                                        --------------------------------------
                                    Its: President
                                        --------------------------------------

                                                                     Exhibit A


THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF A STOCK PURCHASE AGREEMENT, DATED AS OF JUNE __, 2000, BY AND AMONG PRISON REALTY TRUST, INC., A MARYLAND CORPORATION; CORRECTIONS CORPORATION OF AMERICA, A TENNESSEE CORPORATION FORMERLY KNOWN AS CORRECTIONAL MANAGEMENT SERVICES CORPORATION; AND BARON ASSET FUND, A MASSACHUSETTS BUSINESS TRUST, AND ALL SERIES THEREOF, ON BEHALF OF ITSELF AND ONE OR MORE MUTUAL FUNDS MANAGED BY IT, OR ITS AFFILIATES (THE "STOCK PURCHASE AGREEMENT"), COPIES OF WHICH ARE ON FILE AT THE OFFICES OF THE CORPORATION.

                      ------------------------------------

                       CORRECTIONS CORPORATION OF AMERICA

                          COMMON STOCK PURCHASE WARRANT

                       -----------------------------------

Warrant No.: W-A                                   Date: [September ___, 2000]

        This Warrant Certificate certifies that, _____________, or registered assigns (collectively, the "Warrantholder"), is the registered holder of this Common Stock Purchase Warrant expiring on or before the Expiration Date (the "Warrants") to purchase shares of Common Stock, par value $0.01 per share (the "Common Stock"), of Corrections Corporation of America, formerly Prison Realty Trust, Inc., a Maryland corporation (the "Company"). Each Warrant entitles the Warrantholder, upon exercise at any time and from time to time during the period from the date of this Warrant through [September __, 2005] (the "Expiration Date"), to purchase all or a portion of the Warrant Shares at the exercise price of $0.01 per share (the "Exercise Price"), payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price, all subject to the terms, conditions and adjustments herein set forth.

        Certain capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Section 9 hereto or otherwise those meanings ascribed to them in the Stock Purchase Agreement.

        1. Duration and Exercise of Warrant; Limitations on Exercise; Payment of Taxes.

        1.1 Duration and Exercise of Warrant. Subject to the terms and conditions set forth herein, the Warrant may be exercised, either in whole or from time to time in part, at the election of the Warrantholder by:

        (a) the surrender of this Warrant to the Company, with a duly executed Exercise Form (in the form annexed hereto as Exhibit A) specifying that portion of the Principal Amount to be used to purchase Warrant Shares, during normal business hours on any Business Day prior to the Expiration Date (as used in this Agreement, "Business Day" shall mean a day other than a Saturday, Sunday or a day on which banking institutions in the State of Maryland are required or authorized to close by applicable law, regulation or executive order); and

        (b) the delivery of payment to the Company, for the account of the Company, by cash, by certified or bank cashier's check or by wire transfer of immediately available funds in accordance with wire instructions that shall be provided by the Company upon request, of that portion of the Principal Amount specified in the Exercise Form in lawful money of the United States of America.

        Upon such surrender of the Warrants and payment of the Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch to, or upon the written order of, the Warrantholder, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants. The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the Business Day on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. All Warrant Certificates surrendered upon exercise of Warrants shall be canceled and disposed of by the Company.

        1.2 Limitations on Exercise. Notwithstanding anything to the contrary herein, this Warrant may be exercised only upon receipt by the Company of approval of any applicable Governmental Authority of the proposed exercise. The Warrantholder shall not be entitled to exercise this Warrant, or any part thereof, unless and until such approvals, certificates, legal opinions or other documents are reasonably acceptable to the Company. The cost of such approvals, certificates, legal opinions and other documents, if required, shall be borne by the Warrantholder.

        1.3 Warrant Shares Certificate. A stock certificate or certificates for the Warrant Shares purchased by the Warrantholder shall be delivered to the Warrantholder within five Business Days after receipt of the Exercise Form and receipt of payment of all or a portion of the Principal Amount, as designated in the Exercise Form. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to use the remaining portion of the Principal Amount to purchase Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

        1.4 Payment of Taxes. The issuance of certificates for Warrant Shares upon the exercise of Warrants shall be made without charge to the Warrantholder for any documentary stamp or similar stock transfer or other issuance tax in respect thereto; provided, however, that the Warrantholder shall be required to pay any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the registered Warrantholder as reflected upon the books of the Company.

        1.5 Divisibility of Warrant; Transfer of Warrant.

        (a) Subject to the provisions of this Section, this Warrant may be divided upon surrender at the office of the Company located at 10 Burton Hills Boulevard, Nashville, Tennessee 37215, without charge to the Warrantholder. Subject to the provisions of this Section, upon such division, the Warrants may be transferred of record as the then-Warrantholder may specify without charge to such Warrantholder (other than any applicable transfer taxes).

        (b) Subject to the provisions of this Section, upon surrender of this Warrant to the Company with a duly executed Assignment Form (in the form annexed hereto as Exhibit B) and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants which shall in all material respects be identical with this Warrant, in the name of the assignee named in such Assignment Form, and this Warrant shall promptly be canceled. Prior to any proposed transfer (whether as the result of a division or otherwise) of this Warrant, such Warrantholder shall give written notice to the Company of such Warrantholder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail. The term "Warrant" as used in this Agreement shall be deemed to include any Warrants issued in substitution or exchange for this Warrant.

        2. Reservation and Registration of Shares, etc. The Company covenants and agrees as follows:

        (a) all Warrant Shares which are issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, not subject to any preemptive rights, and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof, other than taxes with respect to any transfer occurring contemporaneously with such issue;

        (b) during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved, and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants; and

        (c) the Company will use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

        (d) prior to the Expiration Date, the Company shall use its reasonable best efforts to (i) maintain an effective registration statement covering the shares of Common Stock of the Company which may then be issuable upon exercise of all outstanding Warrants and, if necessary, amend and supplement the same and
(ii) make all filings required to obtain all Blue Sky exemptions, authorizations, consents or approvals required for the issuance of shares of Common Stock upon exercise of all outstanding Warrants.

        3. Obtaining Stock Exchange Listings. The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are listed.

        4. Loss or Destruction of Warrant. Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

        5. Ownership of Warrant. The Company may deem and treat the Warrantholder as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

        6. Amendments. Any provision of this Warrant may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent or approval of the Company and the Warrantholder. Any amendment or waiver effected in accordance with this Section 6 shall be binding upon the Warrantholder and the Company.

        7. Certain Corporate Actions.

        7.1 Distributions to all Holders of Common Stock. If the Company shall, at any time after the date of issuance of this Warrant, fix a record date to distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of its indebtedness or assets (not including regular quarterly cash dividends or distributions paid from retained earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities [(provided, however, that (i) the distribution of the Company's Series B Preferred Stock to the existing holders of the Company's Common Stock and (ii) the issuance of rights to purchase shares of the Company's Common Stock to existing holders of the Company's Common Stock shall not constitute such a distribution giving rise to adjustment under this Section 7.1)], then the Warrantholder shall be entitled to receive, upon exercise of this Warrant, that portion of such distribution to which it would have been entitled had the Warrantholder exercised its Warrant immediately prior to the date of such distribution. At the time it fixes the record date for such distribution, the Company shall allocate sufficient reserves to ensure the timely and full performance of the provisions of this subsection. The Company shall promptly (but in any case no later than five Business Days prior to the record date of such distribution) give notice to the Warrantholder that such distribution will take place.

        7.2 Changes in Capital Stock. In case at any time the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets, liquidation or recapitalization of the capital stock) in which the previously outstanding capital stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interest in a non-corporate entity or other property (including cash) or any combination of any of the foregoing or in which the Common Stock, if then so listed or traded, ceases to be a publicly traded security either listed on the New York Stock Exchange or the American Stock Exchange or quoted by the NASDAQ National Market System or any successor thereto or comparable system (each such transaction being herein called the "Transaction," the date of consummation of the Transaction being herein called the "Consummation Date"), then, as a condition of the consummation of the Transaction, lawful and adequate provisions shall be made so that each holder of Warrants, upon the exercise thereof at any time on or after the Consummation Date, shall be entitled to receive, and such Warrants shall thereafter represent the right to receive, in lieu of the Common Stock issuable upon such exercise prior to the Consummation Date, the highest amount of securities or other property to which such holder would actually have been entitled as a shareholder upon the consummation of the Transaction if such holder had exercised such Warrants immediately prior thereto.

        7.3 Prohibited Transactions. Notwithstanding anything contained herein to the contrary, the Company shall not effect any Transaction unless prior to the consummation thereof each corporation or entity (other than the Company) which may be required to deliver any securities or other property upon the exercise of the Warrant, the surrender of Warrants or the satisfaction of exercise rights as provided herein shall assume, by written instrument delivered to the holder of the Warrants, the obligation to deliver to such holder such securities or other property to which, in accordance with the foregoing provisions, such holder may be entitled, and such corporation or entity shall have similarly delivered to the holder of the Warrant appropriate notice of the changes made in the rights attaching to the Warrants as a result of such Transaction, including, without limitation, the exercise provisions applicable thereto, if any, which shall thereafter continue in full force and effect and shall be enforceable against such corporation or entity in accordance with the terms hereof and thereof, together with such other matters as such holders may reasonably request.

        8. Expiration of the Warrant. The obligations of the Company pursuant to this Warrant shall terminate on the Expiration Date.

        9. Definitions.

        As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

        "Conversion Value" shall mean, with respect to a share of Common Stock as of a particular date, (a) $3.4375, the closing price of shares of Prison Realty Common Stock on the NYSE on Friday, June 23, 2000, (b) the average closing price of Prison Realty Common Stock on the NYSE over the five trading days ending two trading days prior to the closing of the Merger, (c) the conversion price of Prison Realty's existing secured or unsecured indebtedness, as may be adjusted, and (d) the exercise price or conversion price of any equity securities issued by Prison Realty in satisfaction of its existing contractual obligations.

        "Exercise Date" shall mean the second Business Day following the date of the Company's receipt from the Warrantholder of the Warrant, together with a duly executed Exercise Form and payment of the Exercise Price.

        "Governmental Authority" shall mean the government of any nation, state, city, locality or other political subdivision of any thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government having or asserting jurisdiction over a Person, its business or its properties.

        "Person" shall mean any individual, firm, company, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind.

        "Principal Amount" shall mean $2,000,000.

        "Warrant Shares" shall mean that number of shares of Common Stock which result from the quotient obtained by dividing (i) the Principal Amount, less any portion of the Principal Amount previously converted into Warrant Shares pursuant to this Warrant by (ii) the Conversion Value of the Common Stock on the Exercise Date.

        "Stock Purchase Agreement" shall mean that certain Stock Purchase Agreement, dated as of June __, 2000, by and among Prison Realty Trust, Inc., a Maryland corporation; Corrections Corporation of America, a Tennessee corporation formerly known as Correctional Management Services Corporation; and Baron Asset Fund, a Massachusetts business trust, and all series thereof, on behalf of itself and one or more mutual funds managed by it, or its affiliates.

        10. No Impairment. The Company shall not by any action, including, without limitation, amending the Articles of Incorporation of the Company or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such reasonable actions as may be necessary or appropriate to protect the rights of the Warrantholder against impairment. Without limiting the generality of the foregoing, the Company shall (a) take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (b) provide reasonable assistance to the Warrantholder in obtaining all authorizations, exemptions or consents from any Governmental Authority which may be necessary in connection with the exercise of this Warrant.

        11. Miscellaneous.

        11.1 Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to the Warrants.

        11.2 Binding Effects; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and its respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any Person other than the Company and the Warrantholder, or its respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

        11.3 Section and Other Headings. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

        11.4 Further Assurances. Each of the Company and the Warrantholder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Warrantholder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Warrant.

        11.5 Notices. All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if (i) delivered personally or (ii) sent by facsimile or recognized overnight courier or by United States first class certified mail, postage prepaid, to the parties hereto at the following addresses or to such other address as any party hereto shall hereafter specify by notice to the other party hereto:

        if to the Company, addressed to:

        Corrections Corporation of America
        10 Burton Hills Boulevard
        Nashville, Tennessee 37215
        Attention: Chief Financial Officer or Secretary
        Fax Number: (615) 263-0234

        with a copy to:

        Stokes & Bartholomew, P.A.
        424 Church Street, Suite 2800
        Nashville, Tennessee 37219
        Attention: Elizabeth E. Moore, Esq.
        Fax Number: (615) 259-1470
        if to the Warrantholder, addressed to:

        Baron Capital Group, Inc.
        767 Fifth Avenue, 49th Floor
        New York, NY 10153
        Attention: Linda Martinson, Esq.

        Except as otherwise provided herein, all such notices and communications shall be deemed to have been received (a) on the date of delivery thereof, if delivered personally or sent by facsimile, (b) on the second Business Day following delivery into the custody of an overnight courier service, if sent by overnight courier, provided that such delivery is made before such courier's deadline for next-day delivery, or (c) on the third Business Day after the mailing thereof.

        11.6 Separability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

        11.7 Governing Law. THIS WARRANT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF MARYLAND AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO SUCH AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

        11.8 No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be deemed to confer upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

                           [Signature Page to Follow]

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                                          CORRECTIONS CORPORATION OF AMERICA



                                          By:
                                             ----------------------------------

ATTEST:



By:
   -------------------------------

                                    EXHIBIT A

                                  EXERCISE FORM

                 (To be executed upon exercise of this Warrant)

        The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to use $_________ of the Principal Amount (as such term is defined in the Warrant) to purchase shares of Common Stock and herewith tenders payment for such Common Stock to the order of Corrections Corporation of America in the amount of $__________, which amount includes payment of the par value for such shares of the Common Stock, in accordance with the terms of this Warrant. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of __________________ and that such certificates be delivered to __________________ whose address is ___________________________.


Dated:
      ----------------

                                      Signature
                                               --------------------------------

                                             ----------------------------------
                                             (Print Name)


                                             ----------------------------------
                                             (Street Address)


                                             ----------------------------------
                                             (City)     (State)       (Zip Code)


Signed in the Presence of:



----------------------------

                                    EXHIBIT B

                               FORM OF ASSIGNMENT

               (To be executed only upon transfer of this Warrant)

        For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ______________________ the right represented by such Warrant to use $_______ of the Principal Amount (as such term is defined in the Warrant) to purchase shares of Common Stock of Corrections Corporation of America to which such Warrant relates and all other rights of the Warrantholder under the within Warrant, and appoints ______________________ Attorney to make such transfer on the books of Corrections Corporation of America maintained for such purpose, with full power of substitution in the premises. This sale, assignment and transfer has been previously approved in writing by Corrections Corporation of America.


Dated:
      ----------------

                                      Signature
                                               --------------------------------

                                             ----------------------------------
                                             (Print Name)


                                             ----------------------------------
                                             (Street Address)


                                             ----------------------------------
                                             (City)     (State)       (Zip Code)


Signed in the Presence of:



----------------------------

                                                                       Exhibit B


THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF A STOCK PURCHASE AGREEMENT, DATED AS OF JUNE __, 2000, BY AND AMONG PRISON REALTY TRUST, INC., A MARYLAND CORPORATION; CORRECTIONS CORPORATION OF AMERICA, A TENNESSEE CORPORATION FORMERLY KNOWN AS CORRECTIONAL MANAGEMENT SERVICES CORPORATION; AND BARON ASSET FUND, A MASSACHUSETTS BUSINESS TRUST, AND ALL SERIES THEREOF, ON BEHALF OF ITSELF AND ONE OR MORE MUTUAL FUNDS MANAGED BY IT, OR ITS AFFILIATES (THE "STOCK PURCHASE AGREEMENT"), COPIES OF WHICH ARE ON FILE AT THE OFFICES OF THE CORPORATION.

                      ------------------------------------

                       CORRECTIONS CORPORATION OF AMERICA

                          COMMON STOCK PURCHASE WARRANT

                       -----------------------------------

Warrant No.: W-B                                    Date:  [September ___, 2000]

        This Warrant Certificate certifies that, _____________, or registered assigns (collectively, the "Warrantholder"), is the registered holder of this Common Stock Purchase Warrant expiring on or before the Expiration Date (the "Warrants") to purchase shares of Common Stock, par value $0.01 per share (the "Common Stock"), of Corrections Corporation of America, formerly Prison Realty Trust, Inc., a Maryland corporation (the "Company"). Each Warrant entitles the Warrantholder, upon exercise at any time and from time to time during the period from the date of this Warrant through [September __, 2005] (the "Expiration Date"), to purchase all or a portion of the Warrant Shares at the Exercise Price, payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price, all subject to the terms, conditions and adjustments herein set forth.

        Certain capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Section 9 hereto or otherwise those meanings ascribed to them in the Stock Purchase Agreement.

        1. Duration and Exercise of Warrant; Limitations on Exercise; Payment of Taxes.

        1.1 Duration and Exercise of Warrant. Subject to the terms and conditions set forth herein, the Warrant may be exercised, either in whole or from time to time in part, at the election of the Warrantholder by:

        (a) the surrender of this Warrant to the Company, with a duly executed Exercise Form (in the form annexed hereto as Exhibit A) specifying that portion of the Principal Amount to be used to purchase Warrant Shares, during normal business hours on any Business Day prior to the Expiration Date (as used in this Agreement, "Business Day" shall mean a day other than a Saturday, Sunday or a day on which banking institutions in the State of Maryland are required or authorized to close by applicable law, regulation or executive order); and

        (b) the delivery of payment to the Company, for the account of the Company, by cash, by certified or bank cashier's check or by wire transfer of immediately available funds in accordance with wire instructions that shall be provided by the Company upon request, of that portion of the Principal Amount specified in the Exercise Form in lawful money of the United States of America.

        Upon such surrender of the Warrants and payment of the Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch to, or upon the written order of, the Warrantholder, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants. The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the Business Day on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. All Warrant Certificates surrendered upon exercise of Warrants shall be canceled and disposed of by the Company.

        1.2 Limitations on Exercise. Notwithstanding anything to the contrary herein, this Warrant may be exercised only upon receipt by the Company of approval of any applicable Governmental Authority of the proposed exercise. The Warrantholder shall not be entitled to exercise this Warrant, or any part thereof, unless and until such approvals, certificates, legal opinions or other documents are reasonably acceptable to the Company. The cost of such approvals, certificates, legal opinions and other documents, if required, shall be borne by the Warrantholder.

        1.3 Warrant Shares Certificate. A stock certificate or certificates for the Warrant Shares purchased by the Warrantholder shall be delivered to the Warrantholder within five Business Days after receipt of the Exercise Form and receipt of payment of all or a portion of the Principal Amount, as designated in the Exercise Form. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to use the remaining portion of the Principal Amount to purchase Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

        1.4 Payment of Taxes. The issuance of certificates for Warrant Shares upon the exercise of Warrants shall be made without charge to the Warrantholder for any documentary stamp or similar stock transfer or other issuance tax in respect thereto; provided, however, that the Warrantholder shall be required to pay any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the registered Warrantholder as reflected upon the books of the Company.

        1.5 Divisibility of Warrant; Transfer of Warrant.

        (a) Subject to the provisions of this Section, this Warrant may be divided upon surrender at the office of the Company located at 10 Burton Hills Boulevard, Nashville, Tennessee 37215, without charge to the Warrantholder. Subject to the provisions of this Section, upon such division, the Warrants may be transferred of record as the then-Warrantholder may specify without charge to such Warrantholder (other than any applicable transfer taxes).

        (b) Subject to the provisions of this Section, upon surrender of this Warrant to the Company with a duly executed Assignment Form (in the form annexed hereto as Exhibit B) and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants which shall in all material respects be identical with this Warrant, in the name of the assignee named in such Assignment Form, and this Warrant shall promptly be canceled. Prior to any proposed transfer (whether as the result of a division or otherwise) of this Warrant, such Warrantholder shall give written notice to the Company of such Warrantholder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail. The term "Warrant" as used in this Agreement shall be deemed to include any Warrants issued in substitution or exchange for this Warrant.

        2. Reservation and Registration of Shares, etc. The Company covenants and agrees as follows:

        (a) all Warrant Shares which are issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, not subject to any preemptive rights, and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof, other than taxes with respect to any transfer occurring contemporaneously with such issue;

        (b) during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved, and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants; and

        (c) the Company will use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

        (d) prior to the Expiration Date, the Company shall use its reasonable best efforts to (i) maintain an effective registration statement covering the shares of Common Stock of the Company which may then be issuable upon exercise of all outstanding Warrants and, if necessary, amend and supplement the same and
(ii) make all filings required to obtain all Blue Sky exemptions, authorizations, consents or approvals required for the issuance of shares of Common Stock upon exercise of all outstanding Warrants.

        3. Obtaining Stock Exchange Listings. The Company will from time to time take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are listed.

        4. Loss or Destruction of Warrant. Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

        5. Ownership of Warrant. The Company may deem and treat the Warrantholder as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

        6. Amendments. Any provision of this Warrant may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent or approval of the Company and the Warrantholder. Any amendment or waiver effected in accordance with this Section 6 shall be binding upon the Warrantholder and the Company.

        7. Adjustments to Exercise Price.

        7.1 Certain Adjustments. Following the date of determination of the Exercise Price in accordance with the provisions of Section 9 of this Agreement, the Exercise Price shall be subject to adjustment from time to time as follows:

        (a) Treatment of Stock Dividends, Stock Splits, etc. In case the Company shall declare a dividend, or make a distribution, on the outstanding shares of Common Stock, in either case, in shares of Common Stock, or effect a subdivision, combination, share exchange or consolidation or reclassification of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then, and in each such case, the Exercise Price in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Section 7.1(a) shall become effective: (i) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution; or (ii) in the case of any such subdivision, reclassification, consolidation or combination, at the close of business on the day upon which such corporate action becomes effective.

        (b) Certain Federal Income Tax Adjustments. In addition to the adjustments in Section 7.1(a) above, the Company will be permitted to make such reductions in the Exercise Price as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights will not be taxable to the holders of the shares of Common Stock.

        (c) Minimum Adjustment of Exercise Price. If the amount of any adjustment of the Exercise Price required pursuant to this Section 7 would be less than one percent (1%) of the Exercise Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one percent (1%) of such Exercise Price; provided that, upon the exercise of any Warrant or Warrants, all adjustments carried forward and not theretofore made, up to and including the date of such exercise shall, with respect to the Warrant or Warrants then converted, be made to the nearest .001 of a cent.

        7.2 Distributions to all Holders of Common Stock. If the Company shall, at any time after the date of issuance of this Warrant, fix a record date to distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of its indebtedness or assets (not including regular quarterly cash dividends or distributions paid from retained earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities [(provided, however, that (i) the distribution of the Company's Series B Preferred Stock to the existing holders of the Company's Common Stock and (ii) the issuance of rights to purchase shares of the Company's Common Stock to existing holders of the Company's Common Stock shall not constitute such a distribution giving rise to adjustment under this Section 7.2)], then the Warrantholder shall be entitled to receive, upon exercise of this Warrant, that portion of such distribution to which it would have been entitled had the Warrantholder exercised its Warrant immediately prior to the date of such distribution. At the time it fixes the record date for such distribution, the Company shall allocate sufficient reserves to ensure the timely and full performance of the provisions of this subsection. The Company shall promptly (but in any case no later than five Business Days prior to the record date of such distribution) give notice to the Warrantholder that such distribution will take place.

        7.3 Changes in Capital Stock. In case at any time the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets, liquidation or recapitalization of the capital stock) in which the previously outstanding capital stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interest in a non-corporate entity or other property (including cash) or any combination of any of the foregoing or in which the Common Stock, if then so listed or traded, ceases to be a publicly traded security either listed on the New York Stock Exchange or the American Stock Exchange or quoted by the NASDAQ National Market System or any successor thereto or comparable system (each such transaction being herein called the "Transaction," the date of consummation of the Transaction being herein called the "Consummation Date"), then, as a condition of the consummation of the Transaction, lawful and adequate provisions shall be made so that each holder of Warrants, upon the exercise thereof at any time on or after the Consummation Date, shall be entitled to receive, and such Warrants shall thereafter represent the right to receive, in lieu of the Common Stock issuable upon such exercise prior to the Consummation Date, the highest amount of securities or other property to which such holder would actually have been entitled as a shareholder upon the consummation of the Transaction if such holder had exercised such Warrants immediately prior thereto (subject to adjustments from and after the Consummation Date as nearly equivalent as possible to the adjustment provided for in this Section 7).

        7.4 Prohibited Transactions. Notwithstanding anything contained herein to the contrary, the Company shall not effect any Transaction unless prior to the consummation thereof each corporation or entity (other than the Company) which may be required to deliver any securities or other property upon the exercise of the Warrant, the surrender of Warrants or the satisfaction of exercise rights as provided herein shall assume, by written instrument delivered to the holder of the Warrants, the obligation to deliver to such holder such securities or other property to which, in accordance with the foregoing provisions, such holder may be entitled, and such corporation or entity shall have similarly delivered to the holder of the Warrant appropriate notice of the changes made in the rights attaching to the Warrants as a result of such Transaction, including, without limitation, the exercise provisions applicable thereto, if any, which shall thereafter continue in full force and effect and shall be enforceable against such corporation or entity in accordance with the terms hereof and thereof, together with such other matters as such holders may reasonably request.

        7.5 Notice of Adjustment. Upon the occurrence of any event requiring an adjustment of the Exercise Price, then and in each such case the Company shall promptly deliver to each holder of the Warrants an Officer's Certificate stating the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock issuable upon exercise of the Warrants, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

        7.6 Effect of Failure to Notify. Failure to file any certificate or notice or to give any notice, or any defect in any certificate or notice, pursuant to Section 7.5 shall not affect the legality or validity of the adjustment to the Exercise Price, the number of shares purchasable upon exercise of this Warrant, or any transaction giving rise thereto.

        8. Expiration of the Warrant. The obligations of the Company pursuant to this Warrant shall terminate on the Expiration Date.

        9.     Definitions.

        As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

        "Exercise Price" shall mean an exercise price per share of Common Stock which shall be equal to the lesser of (a) $3.4375, the closing price of shares of Prison Realty Common Stock on the NYSE on Friday, June 23, 2000, (b) the average closing price of Prison Realty Common Stock on the NYSE over the five trading days ending two trading days prior to the closing of the Merger, (c) the conversion price of any of Prison Realty's secured or unsecured indebtedness existing prior to the Merger, and (d) the exercise price of any equity securities issued by Prison Realty prior to the Merger in satisfaction of its existing contractual obligations, as the Exercise Price may be adjusted from time to time pursuant to the provisions of Section 7.

        "Governmental Authority" shall mean the government of any nation, state, city, locality or other political subdivision of any thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government having or asserting jurisdiction over a Person, its business or its properties.

        "Merger" shall have the meaning set forth in the preamble to the Stock Purchase Agreement.

        "Person" shall mean any individual, firm, company, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind.

        "Principal Amount" shall mean $1,000,000.

        "Warrant Shares" shall mean that number of shares of Common Stock which results from the quotient obtained by dividing (i) the Principal Amount, less any portion of the Principal Amount previously converted into Warrant Shares pursuant to this Warrant, by (ii) the Exercise Price.

        "Stock Purchase Agreement" shall mean that certain Stock Purchase Agreement, dated as of June __, 2000, by and among Prison Realty Trust, Inc., a Maryland corporation; Corrections Corporation of America, a Tennessee corporation formerly known as Correctional Management Services Corporation; and Baron Asset Fund, a Massachusetts business trust, and all series thereof, on behalf of itself and one or more mutual funds managed by it, or its affiliates.

        10. No Impairment. The Company shall not by any action, including, without limitation, amending the Articles of Incorporation of the Company or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such reasonable actions as may be necessary or appropriate to protect the rights of the Warrantholder against impairment. Without limiting the generality of the foregoing, the Company shall (a) take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (b) provide reasonable assistance to the Warrantholder in obtaining all authorizations, exemptions or consents from any Governmental Authority which may be necessary in connection with the exercise of this Warrant.

        11. Miscellaneous.

        11.1 Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to the Warrants.

        11.2 Binding Effects; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and its respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any Person other than the Company and the Warrantholder, or its respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

        11.3 Section and Other Headings. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

        11.4 Further Assurances. Each of the Company and the Warrantholder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Warrantholder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Warrant.

        11.5 Notices. All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if (i) delivered personally or (ii) sent by facsimile or recognized overnight courier or by United States first class certified mail, postage prepaid, to the parties hereto at the following addresses or to such other address as any party hereto shall hereafter specify by notice to the other party hereto:

        if to the Company, addressed to:

        Corrections Corporation of America
        10 Burton Hills Boulevard
        Nashville, Tennessee 37215
        Attention: Chief Financial Officer or Secretary
        Fax Number:  (615) 263-0234

        with a copy to:

        Stokes & Bartholomew, P.A.
        424 Church Street, Suite 2800
        Nashville, Tennessee 37219
        Attention:  Elizabeth E. Moore, Esq.
        Fax Number:  (615) 259-1470

        if to the Warrantholder, addressed to:

        Baron Capital Group, Inc.
        767 Fifth Avenue, 49th Floor
        New York, NY 10153
        Attention: Linda Martinson, Esq.

        Except as otherwise provided herein, all such notices and communications shall be deemed to have been received (a) on the date of delivery thereof, if delivered personally or sent by facsimile, (b) on the second Business Day following delivery into the custody of an overnight courier service, if sent by overnight courier, provided that such delivery is made before such courier's deadline for next-day delivery, or (c) on the third Business Day after the mailing thereof.

        11.6 Separability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

        11.7 Governing Law. THIS WARRANT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF MARYLAND AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO SUCH AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

        11.8 No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be deemed to confer upon the Warrantholder any rights as a stockholder of the Company or as imposing


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



any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.




                           [Signature Page to Follow]

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                                      CORRECTIONS CORPORATION OF AMERICA



                                      By:
                                          --------------------------------------

ATTEST:



By:
    ------------------------------------

                                   EXHIBIT A

                                 EXERCISE FORM

                 (To be executed upon exercise of this Warrant)

        The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to use $_________ of the Principal Amount (as such term is defined in the Warrant) to purchase shares of Common Stock and herewith tenders payment for such Common Stock to the order of Corrections Corporation of America in the amount of $__________, which amount includes payment of the par value for such shares of the Common Stock, in accordance with the terms of this Warrant. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of __________________ and that such certificates be delivered to __________________ whose address is __________________________.


Dated:
      --------------------

                                Signature
                                           -------------------------------------


                                           -------------------------------------
                                           (Print Name)


                                           -------------------------------------
                                           (Street Address)


                                           -------------------------------------
                                           (City)       (State)       (Zip Code)

Signed in the Presence of:




--------------------------

                                    EXHIBIT B

                               FORM OF ASSIGNMENT

               (To be executed only upon transfer of this Warrant)

        For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ______________________ the right represented by such Warrant to use $_______ of the Principal Amount (as such term is defined in the Warrant) to purchase shares of Common Stock of Corrections Corporation of America to which such Warrant relates and all other rights of the Warrantholder under the within Warrant, and appoints ______________________ Attorney to make such transfer on the books of Corrections Corporation of America maintained for such purpose, with full power of substitution in the premises. This sale, assignment and transfer has been previously approved in writing by Corrections Corporation of America.

Dated:
      --------------------

                                Signature
                                           -------------------------------------


                                           -------------------------------------
                                           (Print Name)


                                           -------------------------------------
                                           (Street Address)


                                           -------------------------------------
                                           (City)       (State)       (Zip Code)

Signed in the Presence of:




--------------------------